Exhibit 10.37

SABINE PASS LNG, L.P.

CONTRACT CHANGE ORDER FORM

(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)

CHANGE ORDER NUMBER:	001

DATE OF CHANGE ORDER:	December 13, 2006

CONTRACTOR:	Zachry Construction Corporation and Diamond LNG LLC (ZDLNG Consortium)

DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description of Changes:

1.	Increase Tank Contract price by $1,855,200 for the changes in he commodity price of 9% nickel steel as per Exhibit “C”, Appendix C-1. Refer to Sabine pass LNG, L.P. letter dated August 22, 2006 and ZDLNG Consortium memo ZD-B-0030, attached.

2.	Decrease Tank Contract price ($250,000) for cost reductions by using Ultraflote bolted suspended deck and provide a schedule savings of 5 working days to the Target Completion Date. Reference ZDLNG Consortium memo ZD-SPLNG-0002 attached.

3.	As a result of delays in the start to tank pile driving due to FERC review activity, change the Tank Contract Milestone Dates for the Mechanical Completion of Tank S-104 from March 24, 2009 to May 19, 2009 and change the date for Mechanical Completion of Tank S-105 from June 3, 2009 to July 29, 2009. Refer to attached ZD-SPLNG-0039 rev 1, Changer Order Request 001a – Production Pile Installation Delay.

Adjustment to Contract Price:

The original contract price was	$134,086,293
Net Change by previously authorized Change Orders	$0
The Contract Price prior to this Change Order	$134,086,293
The Contract Price will be increase <decrease> by this Change Order amount of	$1,605,200
The New Contract Price including this Change Order will be	$135,691,493

Upon execution of this Change Order by Sabine Pass LNG, L.P. and ZDLNG Consortium the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Company: Sabine Pass LNG L.P.		Contractor: ZDLNG Consortium

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ Dan Pratt /s/ Hidekazu Shibuya

Name:	Ed Lehotsky	Name:	Dan Pratt Hidekazu Shibuya

Title:	Director of LNG Projects	Title:	Diamond LNG Secretary Zachry Operations

Date of Signing:	2/8/007	Date of Signing:	2/6/07 2/6/07

CHANGE ORDER FORM

(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)

CHANGE ORDER NUMBER:	002

DATE OF CHANGE ORDER:	April 9, 2007

PURCHASER:	Sabine Pass LNG, L.P.

TANK CONTRACTOR:	Diamond LNG, LLC and Zachry Construction Corporation

CONTRACT NO.	25279-004-OC2-MTD0-00002

DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description:

This Change Order No. 002 is issued to modify Contract Exhibit “B” Section SC-15 INVOICING AND PAYMENT, Paragraph 15.13 as defined on Page 2 of 2 of this Change Order Form.

Pricing & Cost:

This Change Order No. 002 does not have any cost impact to the Total Contract Price.

Schedule:

This Change Order No. 002 does not have any impact to the Contract Milestones Dates.

Adjustment to Contract Price:

The original contract price was	$134,086,293
Net Change by previously authorized Change Orders	$1,605,200
The Contract Price prior to this Change Order	$135,691,493
The Contract Price will be increased <decreased> by this Change Order amount of	$0.00
The New Contract Price including this Change Order will be	$135,691,493

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Diamond LNG, LLC and Zachry Construction Corporation the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:		Tank Contractor:

Sabine Pass LNG, L.P.		Diamond LNG, LLC and Zachry Construction Corporation

By:	Sabine Pass LNG-GP, Inc.,
Its general partner

Authorized Signature:	/s/ Carlos Macias	Authorized Signature:	/s/ H. Shibuya /s/ Chris Herbold

Name:	Carlos Macias	Name:	Hidekazu Shibuya Chris Herbold

Title:	Sr. Mgr. Projects	Title:	DNLG Secretary Pro. Mgr.

Date of Signing:	4/9/07	Date of Signing:	May 22, 07 5/22/07

The existing language in Contract Exhibit “B” Section SC-15 INVOICING AND PAYMENT, paragraph 15.13 is hereby deleted effective March 26, 2007 and superseded with the following language:

A) Diamond LNG, LLC and Zachry Construction Corporation shall submit the original invoice to:

Billing Address:

Sabine Pass LNG, LP

c/o Bechtel Corporation

P.O. Box 7700

Glendale, AZ 85312-700

Attention: Accounts Payable (Job No. 25279)

Reference: Contract No. 25279-004-OC2-MTD0-00002

B) In addition,

Diamond LNG, LLC and Zachry Construction Corporation shall submit one (1) copy of all invoices to:

Mail Address:

Bechtel Corporation

9243 Gulf Beach Highway 82, Cameron, Louisiana 70631

Attention: Subcontracts Department

Reference: Contract No. 25279-004-OC2-MTD0-00002

CHANGE ORDER FORM

(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)

CHANGE ORDER NUMBER:	003

DATE OF CHANGE ORDER:	May 24, 2007

PURCHASER:	Sabine Pass LNG, L.P.

TANK CONTRACTOR:	Diamond LNG, LLC and Zachry Construction Corporation

CONTRACT NO.	25279-004-OC2-MTD0-00002

DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description:

Compensate ZDLNG Consortium for costs incurred resulting from FERC permit delays. Refer to Sabine Pass LNG, L.P. letter SP@-MZ-C-012 dated May 7, 2007 and ZDLNG Consortium letter ZD-SPLNG-0012 dated March 29, 2007 and ZD-SPLNG-0014 dated May 23, 2007, attached.

Schedule:

This Change Order No. 002 does not have any impact to the Contract Milestones Dates.

Adjustment to Contract Price:

The original contract price was	$134,086,293
Net Change by previously authorized Change Orders	$1,605,200
The Contract Price prior to this Change Order	$135,691,493
The Contract Price will be increased <decreased> by this Change Order amount of	$121,054
The New Contract Price including this Change Order will be	$135,812,547

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Diamond LNG, LLC and Zachry Construction Corporation the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:		Tank Contractor:

Sabine Pass LNG, L.P.		Diamond LNG, LLC and Zachry Construction Corporation

By:	Sabine Pass LNG-GP, Inc.,
Its general partner

Authorized Signature:	/s/ Carlos Macias	Authorized Signature:	/s/ H. Shibuya /s/ Chris Herbold

Name:	Carlos Macias	Name:	Hidekuza Shibuya Chris Herbold

Title:	Sr. Mgr. Projects	Title:	DLNG Secretary Pro. Mgr.

Date of Signing:	May 24, 2007	Date of Signing:	6/5/07 5/25/07